UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	January 18, 2007
(Date of earliest event reported):	January 18, 2007
Commission File No. 0-10587

Fulton Financial Corporation

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-291-2411

Former name or former address, if changed since last Report: N/A

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |  |  Written communications pursuant to Rule 425 under the  Securities Act

     |  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |  |  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |  |  Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01     Regulation FD Disclosure.

     On January 18, 2007, R. Scott Smith, Jr., Chairman, President and Chief Executive Officer of Fulton Financial Corporation will be a speaker at a South Jersey Bankers Association event held at the Clarion Hotel and Conference Center in Cherry Hill, New Jersey.  Mr. Smith’s presentation, attached as Exhibits 99.1 and incorporated by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 9.01      Financial Statements and Exhibits.

     (d) Exhibits

          Exhibit No.                    Description

99.1

Business & Banking in New Jersey 2007 presentation dated January 18, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 18, 2007	Fulton Financial Corporation By: /s/ Charles J. Nugent
Charles J. Nugent

3